AMERICAN FUNDS INSURANCE SERIES

Amended and Restated ADMINISTRATIVE SERVICES AGREEMENT

WHEREAS, American Funds Insurance Series (the “Series”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that consists of the funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers one or more of the following share classes of beneficial interest: Class 1, Class 1A, Class 2, Class 3, Class 4, Class P1 and Class P2, as set forth on Exhibit A (Class 1, Class 1A, Class 2, Class 3, Class 4, Class P1 and Class P2 shares collectively the “shares”);

WHEREAS, Capital Research and Management Company (the “Investment Adviser”) is a Delaware corporation registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies;

WHEREAS, the Series wishes to have the Investment Adviser assist financial advisers and other intermediaries with their provision of service to contract owners who invest in variable insurance contracts and policies that use the funds in the Series as underlying investments and to arrange for and coordinate, monitor and oversee the activities performed by insurance companies that offer such contracts to investors (the “administrative services”);

WHEREAS, the Investment Adviser is willing to perform or to cause to be performed such administrative services for the Series’ shares on the terms and conditions set forth herein; and

WHEREAS, the Series and the Investment Adviser wish to enter into an Amended and Restated Administrative Services Agreement (“Agreement”) whereby the Investment Adviser would perform or cause to be performed such administrative services for each Fund’s shares;

NOW, THEREFORE, the parties agree as follows:

1.       Services. During the term of this Agreement, the Investment Adviser shall perform or cause to be performed the administrative services set forth in Exhibit B hereto, as such exhibit may be amended from time to time by mutual consent of the parties.

2.       Fees. In consideration of administrative services performed by the Investment Adviser for the Series’ Class 1 shares, Class 1A shares, Class 2 shares, Class 3 shares and Class 4 shares the Series shall pay the Investment Adviser an administrative services fee (“administrative fee”) of 0.05% of the average daily net assets of Class 1 shares, Class 1A shares, Class 2 shares, Class 3 shares and Class 4 shares. Class P1 shares and Class P2 shares shall not be subject to an administrative fee. The administrative fee shall be invoiced and paid within 30 days after the end of the month in which the administrative services were performed.

3.       Effective Date and Termination of Agreement. This Agreement shall become effective on September 9, 2025 and unless terminated sooner it shall continue in effect until April 30, 2026. It may thereafter be continued from year to year only with the approval of a majority of those Trustees of the Series who are not “interested persons” of the Series (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Agreement or any agreement related to it (the “Independent Trustees”). The effective and termination dates of this Agreement with respect to the Funds are set forth on Exhibit A. This Agreement may be terminated as to the Series as a whole or any Fund in the Series or class of shares of the Funds individually at any time by vote of a majority of the Independent Trustees. The Investment Adviser may terminate this agreement upon sixty (60) days’ prior written notice to the Series.

4.       Amendment. This Agreement may not be amended to increase materially the fees payable under this Agreement unless such amendment is approved by the vote of a majority of the Independent Trustees.

5.       Assignment. This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith. The term “assignment” shall have the meaning set forth in the 1940 Act. Notwithstanding the foregoing, the Investment Adviser is specifically authorized to contract with its affiliates for the provision of administrative services on behalf of the Series.

6.       Issuance of Series of Shares. This Agreement may be adopted, amended, continued or renewed with respect to an additional series of shares as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of shares of the Series.

7.       Choice of Law. This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate original by its officers thereunto duly authorized, as of September 9, 2025.

CAPITAL RESEARCH AND MANAGEMENT COMPANY	AMERICAN FUNDS INSURANCE SERIES

By: /s/ Walt Burkley	By: /s/ Courtney R. Taylor
Walt Burkley	Courtney R. Taylor
Senior Vice President & General Counsel	Secretary

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund[3]	9/9/25	4/30/26
Global Small Capitalization Fund[3]	9/9/25	4/30/26
U.S. Small and Mid Cap Equity Fund[3]	9/9/25	4/30/26
Growth Fund[1]	9/9/25	4/30/26
International Fund[1]	9/9/25	4/30/26
New World Fund[3]	9/9/25	4/30/26
Capital World Growth and Income Fund[3]	9/9/25	4/30/26
Growth-Income Fund[1]	9/9/25	4/30/26
International Growth and Income Fund[3]	9/9/25	4/30/26
Washington Mutual Investors Fund[3]	9/9/25	4/30/26
Capital Income Builder[3]	9/9/25	4/30/26
Asset Allocation Fund[1]	9/9/25	4/30/26
American Funds Global Balanced Fund[3]	9/9/25	4/30/26
American Funds Mortgage Fund[3]	9/9/25	4/30/26
American High-Income Trust[1]	9/9/25	4/30/26
Capital World Bond Fund[3]	9/9/25	4/30/26
The Bond Fund of America[3]	9/9/25	4/30/26
Corporate Bond Fund[3]	9/9/25	4/30/26
U.S. Government Securities Fund[1]	9/9/25	4/30/26
Ultra-Short Bond Fund[1]	9/9/25	4/30/26

Managed Risk Growth Fund[2]	9/9/25	4/30/26
Managed Risk International Fund[2]	9/9/25	4/30/26
Managed Risk Washington Mutual Investors Fund[2]	9/9/25	4/30/26
Managed Risk Growth-Income Fund[2]	9/9/25	4/30/26
Managed Risk Asset Allocation Fund[2]	9/9/25	4/30/26

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares

EXHIBIT B

to the

AMERICAN FUNDS INSURANCE SERIES

Amended and Restated Administrative Services Agreement

1.       Assisting Financial Intermediaries in their Provision of Shareholder Services

The Investment Adviser shall assist financial advisers and other intermediaries in their provision of services to contract owners who invest in variable insurance contracts and polices that use the Funds in the Series as underlying investments. Such assistance shall include, but not be limited to, responding to a variety of inquiries such as Series investment policies and Series market timing policies. In addition, the Investment Adviser shall provide such intermediaries with in-depth information on current market developments and economic trends/forecasts and their effects on the Series and detailed Series analytics, and such other matters as may reasonably be requested by financial advisers or other intermediaries to assist them in their provision of service to contract owners.

2.       Coordination, Oversight and Monitoring of Insurance Companies

The Investment Adviser is responsible for establishing and maintaining a framework to oversee the activities performed by the insurance companies that use the Funds in the Series as underlying investments in variable insurance contracts and policies. In doing so the Investment Adviser shall establish processes to assess adherence to the terms of applicable agreements with such insurance companies, the Funds’ then current prospectuses, and other regulatory requirements and applicable standards. These oversight processes may, but need not, include monitoring: (i) transaction processing, (ii) shareholder communications, (iii) commission/fee calculations, (iv) cash and share reconciliations, (v) risk governance programs, (vi) information security programs, and (vii) business continuity/disaster recovery programs.

American funds INSURANCE series – PORTFOLIO SERIES

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

WHEREAS, American Funds Insurance Series (the “Series”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company that consists of the funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers one or more of the following share classes of beneficial interest: Class 1, Class 1A, Class 2, Class 4, Class P1 and Class P2, as set forth on Exhibit A (Class 1, Class 1A, Class 2, Class 4, Class P1 and Class P2 shares collectively the “shares”);

WHEREAS, Capital Research and Management Company (the “Investment Adviser”), is a Delaware corporation registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies;

WHEREAS, the Series wishes to have the Investment Adviser assist financial advisers and other intermediaries with their provision of service to contract owners who invest in variable insurance contracts and policies that use the funds in the Series as underlying investments and to arrange for and coordinate, monitor and oversee the activities performed by insurance companies that offer such contracts to investors (the “administrative services”);

WHEREAS, the Investment Adviser is willing to perform or to cause to be performed such administrative services for the Series’ shares on the terms and conditions set forth herein; and

WHEREAS, the Series and the Investment Adviser wish to enter into an Amended and Restated Administrative Services Agreement (“Agreement”) whereby the Investment Adviser would perform or cause to be performed such administrative services for each Fund’s shares;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.       Services. During the term of this Agreement, the Investment Adviser shall perform or cause to be performed the administrative services set forth in Exhibit B hereto, as such exhibit may be amended from time to time by mutual consent of the parties.

2.       Effective Date and Termination of Agreement. This Agreement shall become effective on September 9, 2025 and unless terminated sooner it shall continue in effect until April 30, 2026. It may thereafter be continued from year to year only with the approval of a majority of those Trustees of the Series who are not “interested persons” of the Series (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Agreement or any agreement related to it (the “Independent Trustees”). The effective and termination dates of this Agreement with respect to the Funds are set forth on Exhibit A. This Agreement may be terminated as to the Series as a whole or any Fund in the Series or class of shares of the Funds individually at any time by vote of a majority of the Independent Trustees. The Investment Adviser may terminate this agreement upon sixty (60) days’ prior written notice to the Series.

3.       Amendment. This Agreement may not be amended to increase materially the fees payable under this Agreement unless such amendment is approved by the vote of a majority of the Independent Trustees.

4.       Assignment. This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith. The term “assignment” shall have the meaning set forth in the 1940 Act. Notwithstanding the foregoing, the Investment Adviser is specifically authorized to contract with its affiliates for the provision of administrative services on behalf of the Series.

5.       Issuance of Series of Shares. This Agreement may be adopted, amended, continued or renewed with respect to an additional series of shares as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of shares of the Series.

6.       Choice of Law. This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate original by its officers thereunto duly authorized, as of September 9, 2025.

CAPITAL RESEARCH AND MANAGEMENT COMPANY	AMERICAN FUNDS INSURANCE SERIES

By: /s/ Walt Burkley	By: /s/ Courtney R. Taylor
Walt Burkley	Courtney R. Taylor
Senior Vice President & General Counsel	Secretary

EXHIBIT A

to the

American funds INSURANCE series – PORTFOLIO SERIES

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Portfolio Series – American Funds Global Growth Portfolio[1]	9/9/25	4/30/26
Portfolio Series – American Funds Growth and Income Portfolio1`	9/9/25	4/30/26
Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	9/9/25	4/30/26
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	9/9/25	4/30/26
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	9/9/25	4/30/26

1 Fund offers Class 1, 1A, 2 and 4 shares only. Does not offer Class P1 or P2 shares.

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, or 4 shares.

EXHIBIT B

to the

American funds INSURANCE series – PORTFOLIO SERIES

Amended and Restated Administrative Services Agreement

1.       Assisting Financial Intermediaries in their Provision of Shareholder Services

The Investment Adviser shall assist financial advisers and other intermediaries in their provision of services to contract owners who invest in variable insurance contracts and polices that use the Funds in the Series as underlying investments. Such assistance shall include, but not be limited to, responding to a variety of inquiries such as Series investment policies and Series market timing policies. In addition, the Investment Adviser shall provide such intermediaries with in-depth information on current market developments and economic trends/forecasts and their effects on the Series and detailed Series analytics, and such other matters as may reasonably be requested by financial advisers or other intermediaries to assist them in their provision of service to contract owners.

2.       Coordination, Oversight and Monitoring of Insurance Companies

The Investment Adviser is responsible for establishing and maintaining a framework to oversee the activities performed by the insurance companies that use the Funds in the Series as underlying investments in variable insurance contracts and policies. In doing so the Investment Adviser shall establish processes to assess adherence to the terms of applicable agreements with such insurance companies, the funds’ then current prospectuses, and other regulatory requirements and applicable standards. These oversight processes may, but need not, include monitoring: (i) transaction processing, (ii) shareholder communications, (iii) commission/fee calculations, (iv) cash and share reconciliations, (v) risk governance programs, (vi) information security programs, and (vii) business continuity/disaster recovery programs.

American funds INSURANCE series – TARGET DATE SERIES

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

WHEREAS, American Funds Insurance Series (the “Series”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company that consists of the funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers one or more of the following share classes of beneficial interest: Class 1, Class 1A, Class 2, and Class 4, as set forth on Exhibit A (Class 1, Class 1A, Class 2, and Class 4 shares collectively the “shares”);

WHEREAS, Capital Research and Management Company (the “Investment Adviser”), is a Delaware corporation registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies;

WHEREAS, the Series wishes to have the Investment Adviser assist financial advisers and other intermediaries with their provision of service to contract owners who invest in variable insurance contracts and policies that use the funds in the Series as underlying investments and to arrange for and coordinate, monitor and oversee the activities performed by insurance companies that offer such contracts to investors (the “administrative services”);

WHEREAS, the Investment Adviser is willing to perform or to cause to be performed such administrative services for the Series’ shares on the terms and conditions set forth herein; and

WHEREAS, the Series and the Investment Adviser wish to enter into an Administrative Services Agreement (“Agreement”) whereby the Investment Adviser would perform or cause to be performed such administrative services for each Fund’s shares;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.       Services. During the term of this Agreement, the Investment Adviser shall perform or cause to be performed the administrative services set forth in Exhibit B hereto, as such exhibit may be amended from time to time by mutual consent of the parties.

2.       Effective Date and Termination of Agreement. This Agreement shall become effective on September 9, 2025 and unless terminated sooner it shall continue in effect until April 30, 2026. It may thereafter be continued from year to year only with the approval of a majority of those Trustees of the Series who are not “interested persons” of the Series (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Agreement or any agreement related to it (the “Independent Trustees”). The effective and termination dates of this Agreement with respect to the Funds are set forth on Exhibit A. This Agreement may be terminated as to the Series as a whole or any Fund in the Series or class of shares of the Funds individually at any time by vote of a majority of the Independent Trustees. The Investment Adviser may terminate this agreement upon sixty (60) days’ prior written notice to the Series.

3.       Amendment. No material amendment to this Agreement shall be made unless such amendment is approved by the vote of a majority of the Independent Trustees.

4.       Assignment. This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith. The term “assignment” shall have the meaning set forth in the 1940 Act. Notwithstanding the foregoing, the Investment Adviser is specifically authorized to contract with its affiliates for the provision of administrative services on behalf of the Series.

5.       Issuance of Additional Series of Funds. This Agreement may be adopted, amended, continued or renewed with respect to an additional series of shares as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of shares of the Series.

6.       Choice of Law. This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate original by its officers thereunto duly authorized, as of September 9, 2025.

CAPITAL RESEARCH AND MANAGEMENT COMPANY	AMERICAN FUNDS INSURANCE SERIES

By: /s/ Walt Burkley	By: /s/ Courtney R. Taylor
Walt Burkley	Courtney R. Taylor
Senior Vice President & General Counsel	Secretary

EXHIBIT A

to the

American funds INSURANCE series – TARGET DATE SERIES

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

Fund	Effective Date	Termination Date
Target Date Series - American Funds IS 2070 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2065 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2060 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2055 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2050 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2045 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2040 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2035 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2030 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2025 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2020 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2015 Target Date Fund	9/9/25	4/30/26
Target Date Series - American Funds IS 2010 Target Date Fund	9/9/25	4/30/26

EXHIBIT B

to the

American funds INSURANCE series – TARGET DATE SERIES

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

1.       Assisting Financial Intermediaries in their Provision of Shareholder Services

The Investment Adviser shall assist financial advisers and other intermediaries in their provision of services to contract owners who invest in variable insurance contracts and polices that use the Funds in the Series as underlying investments. Such assistance shall include, but not be limited to, responding to a variety of inquiries such as Series investment policies and Series market timing policies. In addition, the Investment Adviser shall provide such intermediaries with in-depth information on current market developments and economic trends/forecasts and their effects on the Series and detailed Series analytics, and such other matters as may reasonably be requested by financial advisers or other intermediaries to assist them in their provision of service to contract owners.

2.       Coordination, Oversight and Monitoring of Insurance Companies

The Investment Adviser is responsible for establishing and maintaining a framework to oversee the activities performed by the insurance companies that use the Funds in the Series as underlying investments in variable insurance contracts and policies. In doing so the Investment Adviser shall establish processes to assess adherence to the terms of applicable agreements with such insurance companies, the funds’ then current prospectuses, and other regulatory requirements and applicable standards. These oversight processes may, but need not, include monitoring: (i) transaction processing, (ii) shareholder communications, (iii) commission/fee calculations, (iv) cash and share reconciliations, (v) risk governance programs, (vi) information security programs, and (vii) business continuity/disaster recovery programs.

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

Fund	Effective Date	Termination Date
Global Growth Fund[3]	5/1/2026	4/30/2027
SMALLCAP World Fund[3]	5/1/2026	4/30/2027
U.S. Small and Mid Cap Equity Fund[3]	5/1/2026	4/30/2027
Growth Fund[1]	5/1/2026	4/30/2027
EUPAC Fund[1]	5/1/2026	4/30/2027
New World Fund[3]	5/1/2026	4/30/2027
Capital World Growth and Income Fund[3]	5/1/2026	4/30/2027
Growth-Income Fund[1]	5/1/2026	4/30/2027
International Growth and Income Fund[3]	5/1/2026	4/30/2027
Washington Mutual Investors Fund[3]	5/1/2026	4/30/2027
Capital Income Builder[3]	5/1/2026	4/30/2027
Asset Allocation Fund[1]	5/1/2026	4/30/2027
American Funds Global Balanced Fund[3]	5/1/2026	4/30/2027
American Funds Mortgage Fund[3]	5/1/2026	4/30/2027
American High-Income Trust[1]	5/1/2026	4/30/2027
Capital World Bond Fund[3]	5/1/2026	4/30/2027
The Bond Fund of America[3]	5/1/2026	4/30/2027
Corporate Bond Fund[3]	5/1/2026	4/30/2027
U.S. Government Securities Fund[1]	5/1/2026	4/30/2027
Ultra-Short Bond Fund[1]	5/1/2026	4/30/2027

Managed Risk Growth Fund[2]	5/1/2026	4/30/2027
Managed Risk EUPAC Fund[2]	5/1/2026	4/30/2027
Managed Risk Washington Mutual Investors Fund[2]	5/1/2026	4/30/2027
Managed Risk Growth-Income Fund[2]	5/1/2026	4/30/2027
Managed Risk Asset Allocation Fund[2]	5/1/2026	4/30/2027

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES – TARGET DATE SERIES

Administrative Services Agreement

Fund	Effective Date	Termination Date
Target Date Series - American Funds IS 2070 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2065 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2060 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2055 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2050 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2045 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2040 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2035 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2030 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2025 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2020 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2015 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2010 Target Date Retirement Income Fund	5/1/2026	4/30/2027

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

INSURANCE ADMINISTRATION PLAN

Relating to its Class P1 and Class P2 shares

Fund	Effective Date	Termination Date
Managed Risk Growth Fund	5/1/2026	4/30/2027
Managed Risk EUPAC Fund	5/1/2026	4/30/2027
Managed Risk Washington Mutual Investors Fund	5/1/2026	4/30/2027
Managed Risk Growth-Income Fund	5/1/2026	4/30/2027
Managed Risk Asset Allocation Fund	5/1/2026	4/30/2027

Portfolio Series – American Funds Managed Risk Growth Portfolio	5/1/2026	4/30/2027
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio	5/1/2026	4/30/2027
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio	5/1/2026	4/30/2027

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

AMENDED AND RESTATED INSURANCE ADMINISTRATIVE SERVICE PLAN

Relating to its Class 1A and Class 4 shares

Fund	Effective Date	Termination Date
Global Growth Fund	5/1/2026	4/30/2027
SMALLCAP World Fund	5/1/2026	4/30/2027
U.S. Small and Mid Cap Equity Fund	5/1/2026	4/30/2027
Growth Fund	5/1/2026	4/30/2027
EUPAC Fund	5/1/2026	4/30/2027
New World Fund	5/1/2026	4/30/2027
Capital World Growth and Income Fund	5/1/2026	4/30/2027
Growth-Income Fund	5/1/2026	4/30/2027
International Growth and Income Fund	5/1/2026	4/30/2027
Washington Mutual Investors Fund	5/1/2026	4/30/2027
Capital Income Builder	5/1/2026	4/30/2027
Asset Allocation Fund	5/1/2026	4/30/2027
American Funds Global Balanced Fund	5/1/2026	4/30/2027
American Funds Mortgage Fund	5/1/2026	4/30/2027
The Bond Fund of America	5/1/2026	4/30/2027
Corporate Bond Fund	5/1/2026	4/30/2027
Capital World Bond Fund	5/1/2026	4/30/2027
American High-Income Trust	5/1/2026	4/30/2027
Ultra-Short Bond Fund	5/1/2026	4/30/2027
U.S. Government Securities Fund	5/1/2026	4/30/2027
	5/1/2026	4/30/2027
Portfolio Series – American Funds Global Growth Portfolio	5/1/2026	4/30/2027
Portfolio Series – American Funds Growth and Income Portfolio	5/1/2026	4/30/2027
	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2070 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2065 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2060 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2055 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2050 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2045 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2040 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2035 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2030 Target Date Retirement Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2025 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2020 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2015 Target Date Retirement Income Fund	5/1/2026	4/30/2027
Target Date Series - American Funds IS 2010 Target Date Retirement Income Fund	5/1/2026	4/30/2027

EXHIBIT A

to the

AMERICAN FUNDS INSURANCE SERIES

AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

Fund	Effective Date
Global Growth Fund[3]	January 1, 2023
SMALLCAP World Fund[3]	January 1, 2023
U.S. Small and Mid Cap Equity Fund[3]	May 1, 2025
Growth Fund[1]	January 1, 2023
EUPAC Fund[1]	January 1, 2023
New World Fund[3]	January 1, 2023
Capital World Growth and Income Fund[3]	January 1, 2023
Growth-Income Fund[1]	January 1, 2023
International Growth and Income Fund[3]	January 1, 2023
Washington Mutual Investors Fund[3]	January 1, 2023
Capital Income Builder[3]	January 1, 2023
Asset Allocation Fund[1]	January 1, 2023
American Funds Global Balanced Fund[3]	January 1, 2023
American Funds Mortgage Fund[3]	January 1, 2023
Capital World Bond Fund[3]	January 1, 2023
American High-Income Trust[1]	January 1, 2023
The Bond Fund of America[3]	January 1, 2023
Corporate Bond Fund[3]	January 1, 2023
U.S. Government Securities Fund[1]	January 1, 2023
Ultra-Short Bond Fund[1]	January 1, 2023

Managed Risk Growth Fund[2]	January 1, 2023
Managed Risk EUPAC Fund[2]	January 1, 2023
Managed Risk Washington Mutual Investors Fund[2]	January 1, 2023
Managed Risk Growth-Income Fund[2]	January 1, 2023
Managed Risk Asset Allocation Fund[2]	January 1, 2023

Portfolio Series – American Funds Global Growth Portfolio	January 1, 2023
Portfolio Series – American Funds Growth and Income Portfolio	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	January 1, 2023
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	January 1, 2023

Target Date Series - American Funds IS 2070 Target Date Retirement Fund[3]	May 1, 2024
Target Date Series - American Funds IS 2065 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2060 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2055 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2050 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2045 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2040 Target Date Retirement Fund[3]	May 1, 2023
Target Date Series - American Funds IS 2035 Target Date Retirement Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2030 Target Date Retirement Fund[3]	January 1, 2023

Target Date Series - American Funds IS 2025 Target Date Retirement Income Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2020 Target Date Retirement Income Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2015 Target Date Retirement Income Fund[3]	January 1, 2023
Target Date Series - American Funds IS 2010 Target Date Retirement Income Fund[3]	January 1, 2023

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2 and 4 shares only. Does not offer Class 3, P1, or P2 shares

AMENDMENT TO

SUB-ADMINISTRATION AGREEMENT

Dated as of May 1, 2026

This Amendment is made and is effective as of May 1, 2026 by and among CAPITAL RESEARCH AND MANAGEMENT COMPANY, a California corporation whose principal place of business is at 333 South Hope Street, Los Angeles, CA 90071 (the “Customer"), AMERICAN FUNDS INSURANCE SERIES, a Massachusetts business trust (the “Series”) and THE BANK OF NEW YORK MELLON, whose principal place of business is at 240 Greenwich Street, New York, NY 10286 (“Service Provider”).

WHEREAS, the Customer, the Series and Service Provider are parties to a Sub- Administration Agreement dated as of September 28, 2012 (the “Agreement”);

WHEREAS, the parties to the Agreement desire to amend the Agreement for the purposes of amending and restating the List of Funds at Exhibit A to the Agreement (each fund listed, a “Fund”); and

WHEREAS, the Customer desires to appoint Service Provider to provide the Services (as such term is described in the Agreement) with respect to each Fund and Service Provider agrees to provide the Services with respect to each Fund;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

1.	Exhibit A of the Agreement is hereby amended as of the Effective Date to reflect the name change of Managed Risk International Fund (American Funds Insurance Series) to Managed Risk EUPAC Fund (American Funds Insurance Series).

2.	Miscellaneous:

(a)	As hereby amended and supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement as it relates to the subject matter set forth herein, this Amendment shall control.

(b)	The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by "Electronic Signature", which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

[signature page to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the Effective Date by its duly authorized representative indicated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By: _/s/ Kristine M. Nishiyama________________

Name: Kristine M. Nishiyama

Title: Authorized Signer

AMERICAN FUNDS INSURANCE SERIES,

ON BEHALF OF EACH FUND

By: _/s/ Greg Niland________________________

Name: Greg Niland

Title: Authorized Signer

THE BANK OF NEW YORK MELLON

By: _/s/ Michael Gronsky____________________

Name: Michael Gronsky

Title:     Senior Vice President

            Apr 9, 2026

EXHIBIT A

LIST OF FUNDS

Managed Risk Asset Allocation Fund (American Funds Insurance Series)

Managed Risk Growth Fund (American Funds Insurance Series)

Managed Risk Growth-Income Fund (American Funds Insurance Series)

Managed Risk EUPAC Fund (American Funds Insurance Series)

formerly, Managed Risk International Fund (American Funds Insurance Series)

Managed Risk Washington Mutual Investors Fund (American Funds Insurance Series)

formerly, Managed Risk Blue Chip Income and Growth Fund (American Funds Insurance

Series)

American Funds Managed Risk Growth Portfolio (American Funds Insurance Series – Portfolio

Series)

American Funds Managed Risk Growth and Income Portfolio (American Funds Insurance Series –

Portfolio Series)

American Funds Managed Risk Global Allocation Portfolio (American Funds Insurance Series –

Portfolio Series)